                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 1, 2001
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                          CHARTER COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or Other Jurisdiction of Incorporation or Organization)

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
        000-27927                                               43-1857213
------------------------                        ----------------------------------------
(Commission File Number)                        (Federal Employer Identification Number)

        12405 Powerscourt Drive
          St. Louis, Missouri                                      63131
(Address of Principal Executive Offices)                        (Zip Code)
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       (Registrant's telephone number, including area code) (314) 965-0555
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ITEM 5. OTHER ITEMS.

         On November 1, 2001, Charter Communications, Inc. announced 2001 third quarter financial results. A copy of the press release is being filed as Exhibit
99.1 with this report.
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ITEM 7. EXHIBITS.

99.1     Press release dated November 1, 2001. *



*    filed herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHARTER COMMUNICATIONS, INC.,
                                      Registrant




Dated: November 1, 2001               By: /s/ KENT D. KALKWARF
                                      -----------------------------------------
                                      Name: Kent D. Kalkwarf
                                      Title: Executive Vice President and Chief
                                      Financial Officer (Principal Financial
                                      Officer and Principal Accounting Officer)
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EXHIBIT INDEX


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
EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
99.1          Press release dated November 1, 2001.
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